                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): March 25, 2003



                                NATCO Group Inc.

             (Exact Name of Registrant as Specified in its Charter)



        DELAWARE                      001-15603                22-2906892
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                             Identification No.)


    2950 North Loop West, 7th Floor
            Houston, Texas                                   77092
(Address of Principal Executive Offices)                  (Zip Code)


       Registrant's Telephone Number, Including Area Code: (713) 683-9292


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ITEM 5. OTHER EVENTS

            On March 25, 2003, NATCO Group Inc. issued a press release announcing the completion of a $15.0 million convertible preferred stock and warrant sale to a private equity firm. This press release is filed as Exhibit 99.1 to this Current Report on Form 8-K. The related Certificate of Designations, Registration Rights Agreement and First Amendment to the Rights Agreement, are filed as exhibits 3.1, 4.1 and 4.2 respectively, to this Current Report on Form 8-K.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

     3.1 Certificate of Designations of Series B Convertible Preferred Stock of NATCO Group Inc. dated March 25, 2003

     4.1 Registration Rights Agreement by and between Lime Rock Partners II, L.P. and NATCO Group Inc. dated March 25, 2003

     4.2 First Amendment to Rights Agreement between NATCO Group Inc. and Mellon Investor Services L.L.C. (as successor to ChaseMellon Shareholder Services, L.L.C.), as Rights Agent dated March 25, 2003

    99.1 Press Release, dated March 25, 2003



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: March 27, 2003
                                                   NATCO Group Inc.



                                         By: /s/ RYAN S. LILES
                                             -----------------------------------
                                             Ryan S. Liles
                                             Vice President, Controller and
                                             Principal Accounting Officer


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                                 EXHIBIT INDEX


(c) Exhibits

     3.1 Certificate of Designations of Series B Convertible Preferred Stock of NATCO Group Inc. dated March 25, 2003

     4.1 Registration Rights Agreement by and between Lime Rock Partners II, L.P. and NATCO Group Inc. dated March 25, 2003

     4.2 First Amendment to Rights Agreement between NATCO Group Inc. and Mellon Investor Services L.L.C. (as successor to ChaseMellon Shareholder Services, L.L.C.), as Rights Agent dated March 25, 2003

    99.1 Press Release, dated March 25, 2003





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